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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to
Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 29, 2001

UNITEDHEALTH GROUP INCORPORATED
(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	0-10864 (Commission File Number)	41-1321939 (I.R.S. Employer Identification No.)
UnitedHealth Group Center 9900 Bren Road East Minneapolis, Minnesota (Address of principal executive offices)		55343 (Zip Code)

Registrant's telephone number, including area code: (952) 936-1300

N/A
(Former name or former address, if changed since last report.)

Item 7.  Financial Statements and Exhibits

  (c)
  Exhibits

Number	Description
99	Cautionary Statements (incorporated by reference to Exhibit 99 of the Company's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2001)

Item 9.  Regulation FD Disclosure

    From time to time during June 2001, William W. McGuire, M.D., Chairman and Chief Executive Officer of UnitedHealth Group Incorporated (the "Company"), and other senior members of the Company's management team will be meeting with investors and analysts. Those discussions will focus on the Company's strategy, tactics and future outlook, and will include a reaffirmation of the Company's prior publicly disclosed 2001 and 2002 financial expectations.

    Statements that the Company may issue, including those in the presentation referenced above, which are not strictly historical are "forward-looking" statements under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks, which may cause actual results and corporate developments to differ materially from expectations, and include, without limitation, the effects of state and federal regulations, the effects of acquisitions and divestitures, and other risks described from time to time in each of the Company's reports filed with the Securities and Exchange Commission, including quarterly reports on Form 10-Q, annual reports on Form 10-K, and current reports on Form 8-K.

Signatures

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 29, 2001	UNITEDHEALTH GROUP INCORPORATED
	By:	/s/ DAVID J. LUBBEN David J. Lubben General Counsel & Secretary

INDEX TO EXHIBITS

Number	Description
99	Cautionary Statements (incorporated by reference to Exhibit 99 of the Company's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2001)

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  Item 7. Financial Statements and Exhibits
  Item 9. Regulation FD Disclosure
Signatures
INDEX TO EXHIBITS